THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                     Lincoln Life Variable Annuity Account N
                Lincoln New York Account N for Variable Annuities

                           Lincoln ChoicePlusSM Suite
                          Lincoln ChoicePlusSM II Suite

                 Supplement to the Prospectus dated May 1, 2006



On or about April 27, 2007, the Core Fund, a series of the Lincoln Variable Insurance Products Trust ("Trust") will merge into the LVIP S&P 500* Index Fund, a newly formed series of the Trust. As a result of the merger, all of the assets and liabilities of the Core Fund will be transferred to the LVIP S&P 500 Index Fund.

If you would like a prospectus for the LVIP S&P 500 Index Fund, please call Lincoln at 1-800-4LINCOLN (454-6265). This Supplement is for informational purposes and requires no action on your part.



                Please keep this Supplement for future reference.











*S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. This variable annuity product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing this variable annuity product."